MCKEE NELSON LLP

5 Times Square, 35th Floor

New York, New York  10036

Telephone:  (917) 777-4200

FACSIMILE:  (917) 777-4299

December 29, 2004

VIA EDGAR

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:

DSLA Mortgage Loan Trust 2004-AR1,

DSLA Mortgage Pass-Through Certificates, Series 2004-AR1
Form 8-K/A to Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Greenwich Capital Acceptance, Inc., (the “Company”), we transmit herewith for filing under the Securities Act of 1934, as amended, a copy of a Current Report on Form 8-K/A, including the exhibits thereto, with a conformed signature, the original of which is on file in our offices.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated October 14, 2004, in connection with the issuance of DSLA Mortgage Pass-Through Certificates, Series 2004-AR1.

If you have any question concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4337.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/  Priti Dave

Priti Dave

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  December 29, 2004

DSLA Mortgage Loan Trust 2004-AR1,

 DSLA Mortgage Pass-Through Certificates, Series 2004-AR1

Greenwich Capital Acceptance, Inc.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-111379-01 (Commission File Number)	06-1199884 (IRS Employer ID Number)
600 Steamboat Road Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(203) 625-2700
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated October 14, 2004, in connection with the issuance of DSLA Mortgage Loan Trust 2004-AR1, DSLA Mortgage Pass-Through Certificates, Series 2004-AR1, in order to amend Article I, Article II, Article III, Article IV and Article X of the Pooling and Servicing Agreement by and among GREENWICH CAPITAL ACCEPTANCE, INC., as depositor, GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as seller, WELLS FARGO BANK, N.A., as securities administrator and master servicer and U.S.BANK NATIONAL ASSOCIATION, as trustee.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1*	Pooling and Servicing Agreement
4.2	Amendment to the Pooling and Servicing Agreement
* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:_/s/ Shakti Radhakishun
Name: Shakti Radhakishun
Title:   Vice President

Dated:  December 29, 2004

EXHIBIT 4.2